Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events
6.	Subsequent events

On March 30, 2020, the Company consummated its acquisition of Meten International and EdtechX, pursuant to the merger agreement dated December 12, 2019 ("Merger Agreement").

EdtechX was a blank check company incorporated in Delaware on May 15, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Upon consummation of the acquisition, Meten International and EdtechX became wholly owned subsidiaries of the Company.

The transaction is expected to be accounted for as a "reverse capitalization" in accordance with U.S. GAAP. Under this method of accounting, both the Company and EdtechX will be treated as the "acquired" company for financial reporting purposes. Accordingly, for accounting purposes, the transaction will be treated as the equivalent of Meten International issuing stock for the net assets of the Company and EdtechX, accompanied by a recapitalization. The net assets of the Company and EdtechX will be stated at historical costs, with no goodwill or other intangible assets recorded.

Immediately prior to the merger transaction, Azimut Enterprises Holdings S.r.l. invested $20,000 in EdtechX to purchase 2,000,000 units of EdtechX, which were converted into same number of units of the Company upon closing of the merger transaction.

In connection with merger transaction, on February 28, 2020, March 19, 2020 and March 26, 2020, three unrelated investors agreed to invest USD6,000, USD4,000 and USD6,000 to purchase shares of the Company. The financing of the USD12,000 was completed on March 30, 2020, and the USD4,000 financing was terminated on April 14, 2020 as the investor failed to pay the purchase price by the agreed deadline.